Exhibit 99.1
NEWS RELEASE
For further information contact
Richard Preckel, 636-733-1600
MAVERICK TUBE CORPORATION ANNOUNCES THAT THE PROPOSED MERGER WITH
TENARIS S.A. HAS BEEN CLEARED BY THE CANADIAN COMPETITION BUREAU
ST. LOUIS, August 2, 2006 — Maverick Tube Corporation (NYSE:MVK) announced today that the Canadian Competition Bureau has completed its review of the proposed merger with Tenaris S.A. under the Competition Act (Canada) and has issued an Advanced Ruling Certificate in respect of the merger. All necessary approvals under the Competition Act have been received and the Competition Act condition precedent in the merger agreement with Tenaris is now satisfied.
Maverick Tube Corporation is a St. Louis, Missouri based manufacturer of tubular products in the energy industry for exploration, production, and transmission, as well as industrial tubing products (steel electrical conduit, standard pipe, pipe piling, and mechanical tubing) used in various applications.
Forward-Looking Statements
This news release contains forward-looking information that is based on assumptions that are subject to numerous business risks, many of which are beyond the control of Maverick. Furthermore, statements about the expected timing, completion and effects of the proposed merger and all other statements in this filing other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.
All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Maverick may not be able to complete the proposed merger because of a number of factors, including the failure of Maverick’s stockholders to approve the merger, the failure to obtain regulatory approvals or the failure to satisfy other closing conditions. Factors that may affect the business or financial results of Maverick include those described under “Risk Factors” and elsewhere in Maverick’s Form 10-K for its year ended December 31, 2005, as amended. Maverick assumes no obligation to update any forecast or forward-looking statements included in this document, except as required by law.
Additional Information and Where to Find It
In connection with the solicitation of proxies by Maverick with respect to the meeting of its stockholders to be called with respect to the proposed merger, Maverick filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on June 30, 2006. Maverick will also file a definitive proxy statement and other relevant documents with the SEC in connection with the proposed transaction, and will furnish the definitive proxy statement to stockholders of Maverick. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED MERGER, STOCKHOLDERS OF MAVERICK ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO STOCKHOLDERS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s web site at http://www.sec.gov. Stockholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Maverick Tube Corporation, 16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri 63107, Attention: Joyce M. Schuldt, Telephone: 636-733-1600, or from Maverick’s website, www.mavericktube.com.
Participants in the Solicitation
Maverick and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in Maverick’s proxy statement relating to the proposed merger described above.